UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 23, 2014

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 – Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 – Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 23, 2014, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. TO ANNOUNCE FOURTH QUARTER AND YEAR-END 2013 EARNINGS AND 2014 EPS GUIDANCE ON FEBRUARY 18, 2014; AMERICAN SAVINGS BANK TO ANNOUNCE 2013 EARNINGS ON JANUARY 30, 2014

HONOLULU -- Hawaiian Electric Industries, Inc. (HEI) (NYSE - HE) said today that it plans to announce its 2013 earnings results on Tuesday, February 18, 2014. In addition, American Savings Bank, F.S.B. (American), a wholly-owned indirect subsidiary of HEI, plans to announce its 2013 earnings results on Thursday, January 30, 2014, the same day American expects to file financial reports to meet regulatory filing requirements.
HEI also announced that it will conduct a webcast and teleconference call to discuss 2013 consolidated earnings and 2014 earnings per share (EPS) guidance on Tuesday, February 18, 2014 at 12:00 p.m. Hawaii time (5:00 p.m. Eastern time).
Interested parties may listen to the conference by calling (877) 415-3182 and entering passcode: 61297681, or by accessing the webcast on HEI’s website at www.hei.com under the heading “Investor Relations.” HEI and Hawaiian Electric Company, Inc. (Hawaiian Electric) intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American’s press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. Also, at the Investor Relations section of HEI's website, investors may sign up to receive e-mail alerts (based on each investor's selected preferences).  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings.
An on-line replay of the February 18, 2014 webcast will be available on HEI’s website beginning about two hours after the event. Replays of the teleconference will also be available approximately two hours after the event through March 4, 2014, by dialing (888) 286-8010, passcode: 22850388.
HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric, Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American, one of Hawaii’s largest financial institutions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
(Principal Financial and Accounting	(Principal Financial Officer of
Officer of HEI)	Hawaiian Electric)
Date: January 23, 2014	Date: January 23, 2014